United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2012

FEDERAL SIGNAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-6003	36-1063330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of Principal Executive Offices)	(Zip Code)

(630) 954-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 2, 2012, the United States District Court for the District of Delaware (the “District Court”) denied plaintiff’s motion for preliminary injunction in Neology, Inc. v. Federal Signal Corporation, et al., Case No. 1;11-CV-00672. The plaintiff, Neology, Inc., had filed the motion for preliminary injunction seeking to enjoin Federal Signal Corporation (the “Company”) from making and selling certain radio frequency identification products that operate in accordance with the ISO 18000-6C Standard used for intelligent transportation and electronic tolling systems. The District Court found that the plaintiff had not met its burden to show it was entitled to a preliminary injunction.

On August 3, 2012, the Company issued a press release announcing the District Court’s denial of plaintiff’s motion for preliminary injunction. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated August 3, 2012

*********

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Date: August 3, 2012	/s/ Jennifer L. Sherman
Jennifer L. Sherman Senior Vice President, Chief Administrative Officer and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 3, 2012